UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2014 (October 9, 2014)

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1750 Elm Street, Suite 103, Manchester, NH 03104
(Address of principal executive offices)          (Zip Code)

(603) 935-9799
(Registrant’s telephone number, including area code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01.                      Other Events

On October 9, 2014, Boston Therapeutics, Inc. (the “Company”) issued a press release announcing the results from the Company’s Phase IIb clinical study of BTI-320 in patients with type 2 diabetes, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.                      Description

99.1                      Press Release, dated October 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON THERAPEUTICS, INC.

Date: October 14, 2014	By:	/s/ David Platt, Ph.D
David Platt
Chief Executive Officer and Chairman